 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	WHG	New York Stock Exchange

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced and as further described under Item 5.07, on April 30, 2026, Westwood Holdings Group, Inc. (the “Company”) virtually held its annual meeting of stockholders (the “Annual Meeting”).
The Company’s stockholders approved the Twelfth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan (the “Incentive Plan”). The material revisions included:
•Increase the total number of shares currently authorized under the Incentive Plan by 200,000 shares.
The Incentive Plan was included as Appendix A to the Definitive Proxy Statement filed with the SEC on March 13, 2026.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the following Proposals 1, 2, 3 and 4 were approved by the Company’s stockholders. No other business was brought before the Annual Meeting. The Proposals are described in detail in the Company’s definitive proxy statement filed with the SEC on March 13, 2026. The voting results for the Annual Meeting are set forth below.

(a)Proposal 1: The stockholders elected the directors listed below to hold office until the next annual meeting and until their respective successors shall have been duly elected and qualified. The voting results for this Proposal 1 were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Brian O. Casey	6,612,890	111,913	4,538	1,301,955
Ellen H. Masterson	6,710,435	14,367	4,539	1,301,955
Randy A. Bowman	6,570,522	51,098	107,721	1,301,955
J. Hale Hoak	6,610,793	10,952	107,596	1,301,955
Katherine A. Murray	6,716,891	10,946	1,504	1,301,955
Janice Ryan	6,718,704	9,033	1,604	1,301,955

(b)Proposal 2: The stockholders ratified BDO USA, P.C. as the Company’s independent auditors for the year ending December 31, 2026. The voting results for this Proposal 2 were as follows:

For	Against	Abstain
7,648,256	37,285	345,755

(c)Proposal 3: The stockholders approved the Twelfth Amended and Restated Westwood Holdings Group, Inc. Stock Incentive Plan. The voting results for this Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Vote
5,767,466	943,420	18,455	1,301,955
(d) Proposal 4: The stockholders approved, on a non-binding, advisory basis, the Company's executive compensation. The voting results for this Proposal 4 were as follows:

For	Against	Abstain	Broker Non-Vote
6,548,027	155,657	25,657	1,301,955
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD HOLDINGS GROUP, INC.

Date: May 5, 2026	/s/ Brian O. Casey
Brian O. Casey
Chief Executive Officer